UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): October 20, 2008

SUPER LUCK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51817	33-1123472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11/F, Tower A, Soho New Town No. 88 Jianguo Road Chaoyang District, Beijing, China 100022
(Address of principal executive offices)

Registrant’s telephone number, including area code:  8610-85801939

Room 2213-14, 22/F Jardine House,

1 Connaught Place, Central, Hong Kong

(former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “DESCRIPTION OF BUSINESS,” “RISK FACTORS,” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

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CURRENT REPORT ON FORM 8-K

SUPER LUCK, INC.

TABLE OF CONTENTS

Page

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1

SHARE EXCHANGE

1

DESCRIPTION OF THE COMPANY

2

DESCRIPTION OF OUR BUSINESS

4

FINANCIAL INFORMATION

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

18

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

19

EXECUTIVE COMPENSATION

21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE  22

LEGAL PROCEEDINGS

24

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

24

RECENT SALES OF UNREGISTERED SECURITIES

25

DESCRIPTION OF SECURITIES

25

INDEMNIFICATION OF DIRECTORS AND OFFICERS

25

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

26

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

27

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS  27

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

27

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

27

SIGNATURES

28

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ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SHARE EXCHANGE

The Share Exchange

As reported on a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 20, 2008, on October 20, 2008 Super Luck, Inc. (the “Registrant”), a Delaware corporation, entered into a Share Exchange Agreement (the “Exchange Agreement”) with Galaxies River Limited (“Galaxies”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholder of Galaxies (the “Shareholder”).  Pursuant to the terms of the Exchange Agreement, the Shareholder agreed to transfer all of the issued and outstanding shares of common stock in Galaxies to the Registrant in exchange for the issuance of an aggregate of 21,636,272 shares of the Registrant’s common stock to the Shareholder, thereby causing Galaxies and its wholly-owned subsidiary, Beijing ShijiJiayu Technology Limited (“BSTL”), a company incorporated under the laws of People’s Republic of China (“PRC”) to become wholly-owned subsidiaries of the Registrant (the “Share Exchange”).

Upon the closing of the Share Exchange on October 20, 2008, the Shareholder of Galaxies delivered all of his equity in Galaxies to the Registrant in exchange for 21,636,272 shares of common stock of the Registrant. The Share Exchange resulted in Galaxies, and its wholly-owned subsidiary, BSTL, becoming wholly-owned subsidiaries of the Registrant.

Prior to the Share Exchange, the Registrant had a total of 9,272,688 shares issued and outstanding.  Following closing of the Share Exchange, the Registrant now has a total of 30,908,960 shares issued and outstanding, of which 21,636,272 or approximately 70% are owned by the Shareholder.

The shares of the Registrant’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemption from registration provided by Regulation S of the Securities Act. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Certificates representing these shares contain a legend stating the same.

Prior to the announcement by the Registrant relating to the entry into the Share Exchange, there were no material relationships between the Company or Galaxies, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Changes Resulting from the Share Exchange

At this time, the Registrant intends to carry on the business of Galaxies’s subsidiary, BSTL as its sole line of business.  BSTL is engaged in holding the intellectual property rights, production rights, and sales rights of the First Chinese Medicine Acquired Immunodeficiency Syndrome (“AIDS”) Capsules (hereinafter referred to as the “AIDS Medication Capsule”) developed by Century Health Medical Limited (“CHML”), a Chinese company located at 11/F, Tower A, Soho New Town No. 88 Jianguo Road Chaoyang District, Beijing, China 100022. CHML engages in the research and development of the AIDS Medication Capsule, as well as related medicines and pharmaceutical products in China. Mr Yan Tsang, our newly appointed director, Chief Executive Officer, Chief Financial Officer and majority shareholder is also the sole director and a shareholder of CHML.  As a result of the Share Exchange, the Registrant relocated its executive offices to 11/F, Tower A, Soho New Town No. 88 Jianguo Road Chaoyang District, Beijing, China 100022.

Changes to the Board of Directors and Officers

Pursuant to the terms of the Exchange Agreement, upon closing of the Share Exchange, Karen Ka Wen Mo resigned as a director of the Registrant and Wilson Kin Cheung resigned as the Chief Executive Officer and Chief Financial Officer of the Registrant and Mr. Yan Tsang, was appointed as a director, Chief Executive Officer and Chief Financial Officer of the Registrant.  All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse merger,” since the stockholder of Galaxies owns a majority of the outstanding shares of the Registrant’s common stock immediately following the Share Exchange. Galaxies is deemed to be the accounting acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Galaxies and its subsidiary, and will be recorded at the historical cost basis of Galaxies and its subsidiary. After the completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant and Galaxies’s subsidiary BSTL, the historical operations of BSTL and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange.  No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.  Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

DESCRIPTION OF THE COMPANY

Company Overview

The Registrant does not directly carry on any business operations. As a result of the Share Exchange, all of the Registrant’s business operations are now conducted through its wholly-owned subsidiary BSTL. BSTL is located at 11/F, Tower A, Soho New Town, No. 88 Jianguo Road, Chaoyang District, Beijing, China.  BSTL is engaged in the ownership of the intellectual property rights, production rights, and sales rights of the AIDS Medication Capsule developed by CHML.  The AIDS Medication Capsule, which is discussed in detail below, is an herbal medical treatment used to combat and treat AIDS in various stages of the disease.

The Registrant’s new contact information is as follows:

11/F, Tower A, Soho New Town

No. 88 Jianguo Road

Chaoyang District,

Beijing, China 100022

8610-85801939

Current Corporate and Business Structure

Super Luck, Inc. was incorporated under the laws of the State of Delaware on August 10, 2005. Prior to the completion of the Share Exchange with Galaxies discussed above, the Registrant was in the early stages of business operations and had not yet earned any revenue from its business operations.

As a result of the Share Exchange described in this Item 2.01, Galaxies and its wholly-owned subsidiary, BSTL, became wholly-owned subsidiaries of the Registrant. Galaxies was incorporated on April 23, 2008 under the laws of the British Virgin Islands as a holding company, for the purposes of owning 100% of the capital stock of BSTL.  BSTL was incorporated on September 12, 2008 under the laws of PRC for the purpose of holding the intellectual property rights, production rights and the sales rights of the AIDS Medication Capsule developed by CHML.  BSTL’s business model is oriented towards collecting revenue generated from the sales of the AIDS Medication Capsule.  BSTL’s business operations are structured around a series of contractual agreements, pursuant to which, BSTL is entitled to receive a substantial portion of the revenue that BSTL anticipates will be generated by sales of the AIDS Medication Capsule by certain distributors.  BSTL’s business plan and the contractual agreements discussed herein relate only to the PRC.  The contractual arrangements are as follows:

IP Transfer Agreement

As noted above, as a result of the Share Exchange, the Registrant now carries on the business of Galaxies’ subsidiary, BSTL as its sole line of business. BSTL is engaged in holding the intellectual property rights, production rights and sales rights of the AIDS Medication Capsule developed by CHML.  BSTL owns the intellectual property rights, production rights, and the sales rights to the AIDS Medication Capsule pursuant to an IP Transfer Agreement (the “IP Transfer Agreement”) dated September 16, 2008, by and between CHML and BSTL; a copy of the IP Transfer Agreement is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

Pursuant to the terms of the IP Transfer Agreement, on September 16, 2008, CHML transferred 100% of its ownership rights in the intellectual property, production rights, and sales rights related to the AIDS Medication Capsule to BSTL.  BSTL was not required to provide any services or pay any fees to CHML for the transfer of the intellectual property rights, production rights, and sales rights.  The IP Transfer Agreement, which is for an indefinite period, may be terminated by either party with fifteen (15) days prior written notice if the other party commits a material breach of the IP Transfer Agreement.

The foregoing description of the IP Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the IP Transfer Agreement, which is filed hereto as Exhibit 10.2, and incorporated herein by reference.

Sales and Production Authorization Agreement

On September 17, 2008, BSTL and CHML entered into a Sales and Production Authorization Agreement (the “Sales and Production Authorization Agreement”), pursuant to which BSTL transferred both the production and sales rights of the AIDS Medication Capsule back to CHML; a copy of the Sales and Production Authorization Agreement is attached hereto as Exhibit 10.3 and is hereby incorporated by reference.

Pursuant to the terms of the Sales and Production Authorization Agreement, BSTL transferred 100% of the production rights and 100% of the sales rights of the AIDS Medication Capsule to CHML.  CHML was not required to provide any services or pay any fees to BSTL for the transfer of the production and sales and rights; however, once CHML begins selling the AIDS Medication Capsule, CHML is required to pay BSTL 70% of the sales revenue that CHML generates through its sales of the AIDS Medication Capsule. Under the Sales and Production Authorization Agreement, CHML is solely responsible for the production costs associated with the sales of the AIDS Medication Capsule.  The Sales and Production Authorization Agreement may be terminated by either party with fifteen (15) days prior written notice if the other party commits a material breach of the Sales Transfer Agreement.

The foregoing description of the Sales and Production Authorization Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the IP Transfer Agreement, which is filed hereto as Exhibit 10.3, and incorporated herein by reference.

Production and Distribution Agreements

As discussed below, the AIDS Medication Capsule is currently undergoing clinical trials in an effort to receive the requisite governmental approval for nationwide production and distribution.  Once BSTL receives the necessary governmental approval for nationwide production and distribution, it is anticipated that CHML, pursuant to its rights under the Sales and Production Authorization Agreement, will enter into contracts with both manufacturers and wholesale distributors for the large scale production and distribution of the AIDS Medication Capsule throughout the PRC.

The chart below depicts the current and anticipated corporate and business structure of the Registrant as of the date of this 8-K.  The Registrant owns 100% of the capital stock of Galaxies River Limited and has no other direct subsidiaries.  Galaxies owns 100% of the capital stock of BSTL and has no other direct subsidiaries. BSTL has no subsidiaries:

Super Luck, Inc.
(A Delaware corporation)
100% owned
Galaxies River Limited
(A British Virgin Islands Corporation)
Outside China
100% owned
Inside China
Beijing ShijiJiayu Technology Limited
(A PRC Incorporated Company)
IP Transfer Agreement
Sale Authorization Agreement
Century Health Medical Limited
(A PRC Inc. Company)
To Be Completed Upon Receipt of Drug Registration License for AIDS Medication Capsule
Production Agreement
Distribution Agreement
Production Company
Distribution Company

DESCRIPTION OF OUR BUSINESS

As used in this Current Report on Form 8-K, all references hereinafter to the “Registrant,” the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to Super Luck, Inc. , and for periods subsequent to the closing of the Share Exchange refer Super Luck, Inc., Galaxies, and BSTL.

Products

Pursuant to the terms of the IP Transfer Agreement, BSTL owns the intellectual property rights, production rights, and the sales rights of the AIDS Medication Capsule developed by CHML.  Under the Sales and

Production Authorization Agreement, BSTL has transferred its production and sales rights to the AIDS Medication Capsule to CHML.  Below is a brief description of the AIDS Medication Capsule:

The AIDS Medication Capsule

The AIDS Medication Capsule is an herbal medical treatment used to combat and treat AIDS in various stages of the disease. The AIDS Medication Capsule gradually strengthens and stabilizes the physical body through its immunity functions, while also easing the side effects of western antibiotic medicines and providing patients with pain relief, as well as helping the body fight off occasional infections. The AIDS Medication Capsule works by blocking the virus from entering the body’s normal cells and other target spots, and thereby reducing the AIDS virus’ carrying capacity while increasing and enhancing the body’s immunity to the disease.  The AIDS Medication Capsule has undergone clinical trials and received authorization for production and distribution in the Henan Province of the PRC, and will be undergoing clinical trials in Beijing to receive authorization for nationwide production and distribution.  The following discussion addresses the clinical trials of the AIDS Medication Capsule:

Henan Province

Prior to the entry into the IP Transfer Agreement, CHML initially began the testing of the AIDS Medication Capsule within the Henan Province in the PRC.  As a result of the testing, the AIDS Medication Capsule was awarded approvals and permits as required by the Henan Drugs Surveillance Administrative Bureau for the production and sales of the AID Medication Capsule exclusively within the Henan Province; all of these rights were subsequently transferred to BSTL pursuant to the IP Transfer Agreement.

To obtain the requisite approval from the Henan Drugs Surveillance Administrative Bureau, the AIDS Medication Capsule was tested for a duration of one year on more than a thousand patients who have been diagnosed with AIDS in the cities of Xincai and Shangqiu within the Henan Province.  Through its clinical trials in the Henan Province, the AIDS Medication Capsule has demonstrated its effectiveness in the treatment of AIDS through suppressing the Human Immunodeficiency Virus (“HIV”) and in enhancing the immune system of the human body.  Through its testing, the AIDS Medication Capsule was not found to have any toxic side effects. The Company is not currently selling the AIDS Medication Capsule in the Henan Province as it is now focused on undergoing clinical trials in Beijing in an effort to receive the necessary approval for nationwide production and distribution of the AIDS Medication Capsule.

Nationwide

On July 29, 2008, the AIDS Medication Capsule was granted the regulatory approval from the Ministry of Health of the PRC to undergo clinical trials in Beijing in an effort to obtain a Drug Registration License from the Chinese Safe Food and Drug Administration (“CSFDA”).  The Drug Registration License will provide BSTL with the authority to manufacture and distribute the AIDS Medication Capsule nationwide throughout the PRC. The receipt of the Drug Registration License from the CSFDA will expand BSTL’s rights to produce and distribute the AIDS Medication Capsule from exclusively with the Henan Province to all of the PRC.

Clinical trials consist of three phases. Under the Administrative Measures on the Registration of Pharmaceutical Products promulgated by the CSFDA, the three phases of clinical trials are as follows: 1) Phase I – Evaluation of Safety; 2) Phase II – Evaluation of Safety, Dosing and Efficacy; and 3) Phase III – Larger Scale Evaluation of Safety and Efficacy. Once a product has made it through Phase III of clinical trials, a company may apply for a Drug Registration License to produce the product.  During this phase of product development, the Provincial Administration of Food and Drug and the Chinese State Food and Drug Administration will, in addition to monitoring the results of the clinical trials, conduct evaluations relating to the production methods and processes that are and will be utilized in the manufacture of the product.  If the relevant authorities are satisfied with the results of the clinical trials, the CSFDA will issue a Drug Registration License to a company which is valid for a period of 5 years; the Drug Registration License provides a company with the authority to manufacture and distribute the product nationwide in China.

It is anticipated that the clinical testing for the AIDS Medication Capsule will be conducted at the Beijing YouAn Hospital, Capital Medical University. The target of the clinical testing will be approximately 150 to 200 AIDS patients who have not yet been treated with any medication.  During the clinical trials, the production of the AIDS Medication Capsule will be conducted by a hospital designated by the Ministry of Health of the PRC.  Once the clinical trials have been completed, if the relevant authorities are satisfied with the results of the clinical trials, the CSFDA will issue a Drug Registration License to BSTL which will be valid for a period of 5 years; the Drug Registration License will provide BSTL with the authority to manufacture and distribute the newly developed AIDS Medication Capsule nationwide in China.

BSTL estimates that the clinical trials will be completed in approximately 6 months.  The costs that the Company will incur relating to the clinical trials of the AIDS Medication Capsule are anticipated to be approximately US$2 million dollars.  The Company anticipates raising the necessary funds for the clinical trials through a private placement offering of the Company’s securities, as discussed more fully in the section below entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

Research and Development

Because the Company is only engaged in the ownership of the intellectual property rights, production rights and the sales rights to the AIDS Medication Capsule, the Company does not directly engage in any research and development activities.

Manufacturing and Distribution

Pursuant to the Sales and Production Authorization Agreement, BSTL has transferred both the production and sales rights of the AIDS Medication Capsule to CHML.  As noted above, BSTL is currently going through the process of obtaining a Drug Registration License from the CSFDA to obtain the regulatory approval required to produce and distribute the AIDS Medication Capsule throughout the PRC.  During the clinical trials, the AIDS Medication Capsule will be exclusively manufactured by a hospital which will be designated by the Ministry of Health of the PRC.

In the event BSTL receives a Drug Registration License, then, pursuant to the Sales and Production Authorization Agreement, CHML will be responsible for the manufacturing and distribution of the AIDS Medication Capsule on a national scale.  At that point in time, BSTL will not be actively engaged in either the manufacturing or distribution of the AIDS Medication Capsule.  However, as noted above, pursuant to the Sales and Production Authorization Agreement, BSTL will receive 70% of the revenue generated by the sales of the AIDS Medication Capsule, while CHML will receive 30% of the revenue generated by the sales of the AIDS Medication Capsule.  CHML is responsible for all of the production costs associated with the AIDS Medication Capsule.

Once BSTL receives the Drug Registration License for the AIDS Medication Capsule, it is anticipated that CHML will enter into specific contracts with both manufacturers and wholesale distributors for the production and distribution of the AIDS Medication Capsule.

Sources and Availability of Raw Materials

The AIDS Medication Capsule is composed primarily of medicinal herbs including: i) Scutellaria Baicalensis Georgi; ii) Rubia Cordifolia L.; iii) Cordyceps Sinensis (Berk); and iv) Sacc and Panax ginseng C.A. Mey. All of the raw materials utilized for the manufacture of the AIDS Medication Capsule are generally available from qualified suppliers in quantities adequate to meet manufacturing needs.  Lead times for raw materials and components vary, and depend on the specific supplier availability, and demand for the raw materials.

Competition

At this time, there are no other Chinese companies distributing an herbal medication designed specifically to combat AIDS.  Accordingly, we believe we possess the following competitive advantages:

First Chinese medicine anti-AIDS Medication Capsule in China

We are the only company to own both the intellectual property rights, production rights, and sales rights to the AIDS Medication Capsule developed by CHML in China. The AIDS Medication Capsule’s established brand name is recognized as an effective and high quality product proven to be effective in treatment of AIDS.

Proven track record in treating AIDS in the Henan province

Based upon the clinical trials in the Henan Province, the AIDS Medication Capsule has demonstrated an ability to suppress the Human Immunodeficiency Virus and enhance the immune system of the human body. The medicine was tested on more than a thousand AIDS patients for a period of one year throughout the Henan province. The results of the clinical trials demonstrated that the AIDS Medication Capsule possessed a high therapeutical rate with no mortalities.

Guaranteed Market Share

Due to the difficulty in attaining the requisite approvals by the relevant governmental authorities, we anticipate that the AIDS Medication Capsule will be the only Chinese medicine available in the market place which can treat AIDS during the next three (3) years.

Customers and Marketing

Customers

Customers of the AIDS Medication Capsule are mainly comprised of wholesalers within the pharmaceutical industry in China. The end-users of the AIDS Medication Capsule will be members of the general public in the PRC who have AIDS.

Marketing

BSTL’s sales and marketing strategy is to provide training to the sales and marketing staff of the Company, so that they can promote and introduce the AIDS Medication Capsule to wholesalers throughout the PRC.

Intellectual Property

Intellectual Property Protection

The protection of intellectual property rights and proprietary information in China may not be as effective as in the United States or other countries.  For example, implementation and enforcement of PRC intellectual property-related laws have historically been deficient and ineffective and may be hampered by corruption and local protectionism. Policing unauthorized use of proprietary technology is difficult and expensive, and we might need to resort to litigation to enforce or defend patents issued to us or to determine the enforceability, scope, and validity of our proprietary rights or those of others.  The experience and capabilities of PRC courts in handling intellectual property litigation varies, and outcomes are unpredictable.  Further, such litigation may require significant expenditure of cash and management efforts and could harm our business, financial condition and results of operations.  To date we have not been involved in any significant intellectual property disputes, or encountered major difficulties in enforcing our intellectual property rights in China.

Patents

The AIDS Medication Capsule was officially granted its propriety rights by the National Ministry of Intellectual Properties on October 8, 2004. The patent registration number is 200410080516.8 (the “AIDS Medication Capsule Patent”). Its invention name is One Kind of Anti-HIV Chinese Herbal Medicine Combination with its Preparation Method and Usage. As noted above, pursuant to the IP Transfer Agreement attached hereto as Exhibit 10.2, BSTL owns the intellectual property rights, including the rights associated with AIDS Medication Capsule Patent.  We expect that we will, in the future, rely on patents to protect other proprietary technology that we acquire. While we currently expect to seek patent protection only in China, we may opportunistically seek patents to protect our innovations in other jurisdictions in the future. In China, patents relating to pharmaceutical inventions are effective for 20 years from the initial date the patent application was filed.

Government Regulation

The Company is subject to regulation by both the PRC Central Government, as well as local governmental agencies. The following discussion identifies the primary regulations that may affect the Company through its business operations:

Drug Registration License

Within the PRC, the Chinese State Food and Drug Administration is the primary authority that monitors and supervises the administration of the pharmaceutical industry.  The Drug Registration License which is issued by the CSFDA provides companies within the PRC with the authority to manufacture and distribute pharmaceutical products. A Drug Registration License is valid for a period of 5 years and then must be renewed. To obtain a Drug Registration License, a company must go through the following process: The first step in the developmental process of a pharmaceutical product in the PRC requires that a company conduct a series of “Pre-Clinical Trials.”  During this time period, a company conducts initial research and development of a potential new product. Once a company has conducted its Pre-Clinical Trials, a company may apply to the CSFDA for approval to begin its formal clinical trials of the new product. Once the CSFDA approves a company’s application, the company can begin conducting clinical trials.

Clinical trials consist of three phases. Under the Administrative Measures on the Registration of Pharmaceutical Products promulgated by the CSFDA, the three phases of clinical trials are as follows: 1) Phase I – Evaluation of Safety; 2) Phase II – Evaluation of Safety, Dosing and Efficacy; and 3) Phase III – Larger Scale Evaluation of Safety and Efficacy. Once a product has made it through Phase III of clinical trials, a company may apply for a Drug Registration License to produce the product.  During this phase of product development, the Provincial Administration of Food and Drug and the Chinese State Food and Drug Administration will, in addition to monitoring the results of the clinical trials, conduct evaluations relating to the production methods and processes that are and will be utilized in the manufacture of the a specific product.  If the relevant authorities are satisfied with the results of the clinical trials and the production methods and processes, the CSFDA will issue a Drug Registration License to a company which is valid for a period of 5 years; the Drug Registration License provides a company with the authority to manufacture and distribute the product nationwide in China.

As noted above BSTL has obtained the regulatory approval from the Ministry of Health of the PRC to undergo clinical trials for the AIDS Medication Capsule in Beijing.  It is anticipated that the clinical testing for the AIDS Medication Capsule will be conducted at the Beijing YouAn Hospital, Capital Medical University. The target of the clinical testing will be approximately 150 to 200 AIDS patients who have not yet been treated with any medication.  During the clinical trials, the production of the AIDS Medication Capsule will be conducted by a hospital designated by the Ministry of Health of the PRC.  Once the clinical trials have been completed, if the relevant authorities are satisfied with the results of the clinical trials, the CSFDA will issue a Drug Registration License to BSTL which will be valid for a period of 5 years; the Drug Registration License will provide BSTL with the authority to manufacture and distribute the newly developed AIDS Medication Capsule nationwide in China.

The clinical testing will be carried out in Beijing. The target of the clinical testing is the 150 to 200 AIDS patients who have not been applied any medication. Once the AIDS Medication Capsule has been through Phase II/III of clinical trials, BSTL will apply for a Drug Registration License to produce our developed AIDS Medication Capsule; the Drug Registration License will provide BSTL with the authority to manufacture and distribute the newly developed AIDS Medication Capsule nationwide in China.

Compliance with Chinese Corporate Law

Over the past several years, the Chinese government has adopted several regulations which are intended to strengthen control over international financing transactions for Chinese companies.  These include Circular 10, Circular 75 and Notice 106.  These regulations are designed to prohibit equity transfers in which the owners of a Chinese business transfer control of equity interests in their company to an offshore entity (an entity formed outside of China) in exchange for an equity interest in the offshore entity.

These regulations refer to an offshore entity established for the purpose of completing a reverse merger or an offshore financing as a Special Purpose Vehicle (“SPV”).   Under these regulations, completion of a reverse merger transaction or a financing transaction which involves use of an SPV is prohibited unless it is first either approved by MOFCOM (which is the Ministry of Commerce agency of the central government in China) pursuant to Circular 10, or registered with a local branch of SAFE (which is the State Administration of Foreign Exchange) pursuant to Circular 75 and Notice 106.

Currently, BSTL’s business operations are structured around the contractual arrangements discussed above, not around direct ownership of the Chinese business, CHML.  However, BSTL anticipates that at some point in the future, it may seek to acquire 100% of the capital stock of CHML, thereby making CHML a wholly-owned subsidiary of the Registrant.  Currently, BSTL has a verbal option to purchase 100% of the capital stock of CHML.  In the event that BSTL acquires 100% of the equity of CHML, BSTL will need to comply with the regulations set forth in Circular 10, Circular 75 and Notice 106.

Employees

As of October 20, 2008 we had a total of 7 employees, including 5 general and administrative employees and 2 managerial employees.

Reports to Security Holders

We are subject to the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, and, accordingly file reports, information statements or other information with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, annual reports on Form 10-K, reports of current events on Form 8-K, and proxy or information statements with respect to shareholder meetings.  The public may read and copy any materials we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Securities and Exchange Commission at http://www.sec.gov.

Risk Factors

AN INVESTMENT IN OUR COMMON STOCK IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN EVALUATING OUR BUSINESS BEFORE PURCHASING ANY OF OUR SHARES OF COMMON STOCK. NO PURCHASE OF OUR COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF HIS INVESTMENT. THE ORDER OF THE FOLLOWING RISK FACTORS IS PRESENTED ARBITRARILY. YOU SHOULD NOT CONCLUDE THE SIGNIFICANCE OF A RISK FACTOR BECAUSE OF THE ORDER OF PRESENTATION.  OUR BUSINESS AND OPERATIONS COULD BE SERIOUSLY HARMED AS A RESULT OF THESE RISKS.

Risks Relating to Our Business

The PRC Government may change its policies and rules regulating the pharmaceutical industry.

In an effort to meet the challenges of globalization and further improve the standards of quality and safety, the Chinese government may update or enhance its current policies and regulations governing drug manufacturing.  If the existing policies and regulations are changed, or heightened requirements are established, our business could be adversely affected.  Such changes could result in reduced profits and profit margins, and the potential suspension of the marketing of the AIDS Medication Capsule while we attempt to adopt new innovative technologies to meet heightened quality standards.

The AIDS Medication Capsule may not receive a Drug Registration License From the CSFDA.

Our only business operations relate to the ownership of the intellectual property rights and the sales and production rights of the AIDS Medication Capsule. The AIDS Medication Capsule has not yet received its Drug Registration License from the CSFDA.  In order for the AIDS Medication Capsule to be produced and distributed within the PRC, it must receive a Drug Registration License.  There is no guarantee that we will receive a Drug Registration License, and therefore no guarantee that the AIDS Medication Capsule will be able to be manufactured and distributed throughout the PRC.  Failure to obtain the Drug Registration License would adversely affect the Company’s revenues and results of operations.

The AIDS Medication Capsule could require more clinical trials, or take more time to complete clinical trials than we have planned, or fail in our clinical trials.

Clinical trials vary in design by factors including dosage, end points, length, and controls. A series of trials is required in order to demonstrate the safety and efficacy of the AIDS Medication Capsule. The results of these trials may not demonstrate safety or efficacy sufficiently for the CSFDA to approve AIDS Medication Capsule. Furthermore, the actual schedules for the clinical trials could vary dramatically from the forecasted schedules due to factors including changes in trial design, conflicts with the schedules of participating clinicians and clinical institutions, and changes affecting product supplies for clinical trials. If the regulatory authorities do not approve the results of the clinical trials, the value of the intellectual property rights, production rights, and sales rights of the AIDS Medication Capsule will be severely reduced.

Changes in expected demand for the AIDS Medication Capsule may adversely affect the Company’s ability to market its products.

Unexpected changes to the Chinese economy or the introduction of a new or different product that is found to be superior in quality or more innovative than the AIDS Medication Capsule would adversely affect our revenues and results of operations.

We rely on contractual arrangements with CHML with regards to our ownership of the intellectual property rights, production rights and sales rights to the AIDS Medication Capsule.  If we cannot maintain these arrangements, we may have to cease operations.

We rely on contractual arrangements with CHML with regards to our ownership of the intellectual property rights and sales rights to the AIDS Medication Capsule. These contractual arrangements, may not be as effective in providing us with control over the intellectual property rights and distribution rights to the AIDS Medication Capsule as direct ownership.  Under the current contractual arrangements, if CHML fails to perform their respective obligations under these contractual arrangements, we may have to incur substantial costs to enforce such arrangements and rely on legal remedies available under PRC law, which may not be effective to allow us to maintain our business operations.  Additionally, these contractual arrangements are governed by PRC law and, accordingly, will be interpreted in accordance with PRC law, and any disputes would be resolved according to PRC legal procedures.  The legal environment in the PRC is not as developed as in other jurisdictions, such as the United States.  As a result, uncertainties in the PRC legal system could limit our ability to enforce these contractual arrangements.  In the event we are unable to enforce these contractual arrangements, we may not be able to exert effective control over CHML, and our ability to conduct our business may be negatively affected.

The Profitability of Our Products Depends in Part on Our Ability to Protect Proprietary Rights and Operate Without Infringing the Proprietary Rights of Others

The profitability of our products depends in part on our ability to maintain patents and licenses and preserve trade secrets.  We must also operate without infringing the proprietary rights of third parties and without third parties circumventing our rights.  The patent positions of pharmaceutical enterprises, including ours, are uncertain and involve complex legal and factual questions for which important legal principles are largely unresolved.

Other companies may independently develop similar products and design around any patented products we own.  We cannot assure you that:

•   the patents we have been issued will provide us with any competitive advantages;

•   the patents of others will not impede our ability to do business;

•   third parties will not be able to circumvent our patents; or

•   we will develop additional patentable products.

A number of pharmaceutical, research and academic companies and institutions have developed technologies, filed patent applications or received patents on technologies that may relate to our business. If these technologies, applications or patents conflict with ours, the scope of our current or future patents could be limited or our patent applications could be denied.  Our business may be adversely affected if competitors independently develop competing products, especially if we do not obtain, or obtain only narrow, patent protection. If patents that cover our activities are issued to other companies, we may not be able to obtain licenses at a reasonable cost, or at all; develop our product; or introduce, manufacture or sell the products we have planned.

Mr. Yan Tsang is a director and shareholder of CHML, and therefore stands on both sides of the IP Transfer Agreement and the Sales and Production Authorization Agreement.

Mr. Yan Tsang serves as a director and the chief executive officer and chief financial officer of the Registrant.  In addition to his affiliation with the Registrant, Mr. Yan Tsang is both the sole director and a shareholder of CHML. Because Mr. Yan Tsang stands on both sides of the contractual agreements that give rise to our business structure, there is the possibility that the agreements may be easily terminated.  If the agreements are wrongfully terminated, unaffiliated investors may have difficulty in pursing any recourse because all of our operations and our assets are located outside the United States.   In addition, all of our officers and directors are foreign citizens.  As a result, it may be difficult or impossible for unaffiliated investors to enforce judgments of U.S. courts for civil liabilities against any of our individual directors or officers.

Risks Relating to Share Exchange

Following the Share Exchange, one of the Company’s directors will beneficially own a substantial percentage of the Company’s outstanding common stock, which gives them control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company.

A single individual, Yan Tsang owns in the aggregate, approximately 70% of the Company’s outstanding common stock.  The interests of Yan Tsang may differ from the interests of other stockholders.  As a result, Yan Tsang will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•

Electing or defeating the election of directors;

•

Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;

•

Effecting or preventing a merger, sale of assets or other corporate transaction; and

•

Controlling the outcome of any other matter submitted to the stockholders for vote.

Yan Tsang’s stock ownership may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

Because BSTL became public by means of a “reverse merger” transaction, the Company may not be able to attract the attention of major brokerage firms.

There may be risks associated with BSTL’s becoming public through a reverse merger transaction. Specifically, securities analysts of major brokerage firms may not provide coverage of the Company since there is no incentive to brokerage firms to recommend the purchase of the Company’s common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the Company.

Risks Relating to Our Common Stock

Resale of our shares may be difficult because there is not an active trading market for our shares, and it is possible that no market will develop.  This may reduce or limit the potential value of our shares.

Our common stock is approved for trading on the Over the Counter Bulletin Board (“OTCBB”) under the symbol "SULU." However, limited trading activity has occurred during the past two years and there is no current trading market.  As a result, very limited historical price information is available.  We cannot guarantee that a trading market for our common stock will develop, or if developed, will be maintained.  Efforts by current shareholders to complete re-sales of "restricted securities" pursuant to Rule 144 of the Securities and Exchange Commission may make it difficult for a trading market to develop, or if a trading market does develop, may substantially reduce the market price of our common stock.

The Company’s stock price may be volatile.

The market price of the Company’s common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company’s control, including the following:

•

Additions or departures of key personnel;

•

Sales of the common stock;

•

The Company’s ability to execute its business plans;

•

Operating results that fall below expectations;

•

Industry developments;

•

Economic and other external factors; and

•

Period-to-period fluctuations in the Company’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies.  These market fluctuations may also materially and adversely affect the market price of the Company’s common stock.

Risks Relating to Doing Business in the PRC

All of our assets are located in the PRC and all of our revenues are derived from our operations in the PRC.  Accordingly, our business, financial condition, results of operation, and prospects are subject, to a significant extent, to economic, political and legal developments in the PRC.

The PRC’s economic, political and social conditions, as well as governmental policies, could affect the financial markets in the PRC, our liquidity and access to capital, and our ability to operate our business.

Our financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations that are applicable to us.  The PRC economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth, growth has been uneven, both geographically and among various sectors of the economy.  The PRC government has implemented various measures to encourage economic growth and to guide the allocation of resources.  The PRC economy has been transitioning from a planned economy to a more market-oriented economy.  Although the PRC government has implemented measures since the late 1970s emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC are still owned by the PRC government.  In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over its economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.  Since late 2003, the PRC government has implemented a number of measures, such as raising bank reserves against deposit rates to place additional limitations on the ability of commercial banks to make loans and raise interest rates, in order to slow down specific segments of the PRC economy.  These actions, as well as future actions and policies of the PRC government, could materially affect our liquidity and access to capital and our ability to operate our business.

The PRC legal system embodies uncertainties which could limit the legal protections available to us.

The PRC legal system is a civil law system based on written statutes.  Unlike common law systems, it is a system in which decided legal cases have little precedential value.  In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general.  The overall effect of legislation has been significantly enhanced protections afforded to various forms of foreign investment in the PRC.  However, these laws, regulations and legal requirements change frequently, and their interpretation and enforcement involve uncertainties.  For example, we may have to resort to administrative and court proceedings to enforce the legal protection that we enjoy either by law or contract.  However, because PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. In addition, such uncertainties, including the inability to enforce our contracts, could materially and adversely affect our business and operation. Also, intellectual property rights and confidentiality protections in the PRC may not be as effective as in the United States or other countries. Accordingly, we cannot predict the effect of future developments in the PRC legal system, particularly with regard to the medical and pharmaceutical industry, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws.  These uncertainties could limit the legal protections available to us.

U.S. investors may experience difficulties in attempting to enforce judgments based upon U.S. federal securities laws against us and our non-U.S. resident director.

All of our operations and our assets are located outside the United States.  In addition, all of our officers and directors are foreign citizens.  As a result, it may be difficult or impossible for U.S. investors to enforce judgments of U.S. courts for civil liabilities against any of our individual directors or officers.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Company Overview

The Registrant was incorporated in the state of Delaware as Super Luck, Inc. on August 10, 2005. On October 20, 2008, pursuant to the terms of the Exchange Agreement discussed in Item 2.01 above, the Registrant acquired Galaxies, and its wholly-owned subsidiary, BSTL. This transaction was accounted for as a “reverse merger” with Galaxies deemed to be the accounting acquirer and the Registrant as the legal acquirer.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Galaxies’ and its operating subsidiary, BSTL and will be recorded at the historical cost basis of Galaxies and its subsidiary BSTL. After the completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of both Galaxies and BSTL, the historical operations of Galaxies and BSTL.

Galaxies was incorporated on April 23, 2008 under the laws of the British Virgin Islands as a holding company, for the purposes of owning 100% of the capital stock of BSTL. BSTL was incorporated on September 12, 2008 under the laws of the PRC. BSTL engages in the business of owning the intellectual property rights and the sales rights of the AIDS Medication Capsule.  Through the closing of the Share Exchange, the Registrant succeeded to the business of BSTL as its sole line of business.  As of the date of this Form 8-K, BSTL has not yet earned any revenue.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results when ultimately realized could differ from those estimates.

Revenue Recognition

The revenues represent the invoiced value of goods sold is recognized upon the shipment of goods to customers. Revenues are recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred,

•	The seller’s price to the buyer is fixed or determinable, and

•	Collectibility is reasonably assured.

Shipping and Handling Expenses

All shipping and handling are expensed as incurred and outbound freight is not billed to customers.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of BSTL is the Renminbi (RMB). Capital accounts of the financial statements are translated into United States dollars (USD) from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

August 31, 2008
Period end RMB : US$ exchange rate	7.0790
Average quarterly RMB : US$ exchange rate	7.1779

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

Cash and Cash Equivalents

BSTL considers all highly liquid investments purchased with original maturities of three months period or less to be cash equivalents. BSTL currently has not yet purchased such kinds of investments. BSTL maintains no bank accounts in the United States of America.

Impairment of Long-Term Assets

Long-term assets of BSTL are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144. BSTL considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  BSTL also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Comprehensive Income

Comprehensive income was defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that were required to be recognized under current accounting standards as components of comprehensive income were required to be reported in a financial statement that was presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

Economic and Political Risks

BSTL’s operations are conducted in China. Accordingly, BSTL’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in China, and by the general state of the economy in China.

BSTL’s operations in China are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. BSTL’s results may be adversely affected by changes in the political and social conditions in China, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standard Board ("FASB") issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value was used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 was effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. BSTL is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 would have on its results of operations, financial position, or cash flows.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree and recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase. SFAS No. 141(R) also sets forth the disclosures required to be made in the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, SFAS No. 141(R) will be applied by BSTL to business combinations occurring on or after January 1, 2009.

In February 2007, the FASB issued SFAS No. 159, The Fair Value for Financial Assets and Financial Liabilities. This Statement permits entities to choose to measure financial assets and liabilities, with certain exceptions, at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. BSTL has not determined the impact, if any, SFAS No. 159 will have on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. BSTL has not determined the impact, if any, SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. BSTL is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

Plan of Operation

As noted above, the Company is currently undergoing clinical trials in Beijing in an effort to obtain a Drug Registration License for the AIDS Medication Capsule; the Drug Registration License will provide the Company with the authority to produce and distribute the AIDS Medication Capsule throughout the PRC. The Company’s plan of operation for the next twelve months is to work towards obtaining the Drug Registration License from the CSFDA, and then promoting the production and nationwide distribution of the AIDS Medication Capsule.  The Company estimates that the clinical trials will be completed within approximately 6 months, and that the costs the Company will incur relating to the clinical trials will be approximately US$2 million dollars.  Currently, the Company has not yet earned any revenue from its business operations and has no current source of liquidity other than cash on hand and potential revenue from business operations.  The Company believes that it may not have sufficient funds to meet the working capital requirements to sustain its business operations for the next twelve months.  Prior to the receipt of any revenue from its business operations, the Company anticipates that it will rely on the cash on hand, which was made available by an interest-free, unsecured advance by the Company’s majority stockholder Yan Tsang, to pay expenses on its behalf.  Additionally, we anticipate raising the necessary funds for the clinical trials of the AIDS Medication Capsule through a private placement offering of the Company’s common stock; the specific details of such an offering have not yet been determined. If the Company is unable to generate any revenue or raise additional funds, it may not be able to sustain its business operations.

Liquidity and Capital Resources

As of August 31, 2008, Galaxies’ balance sheet reflected total current assets and total assets of $50,543 in the form of cash and cash equivalents, and total current liabilities and total liabilities of $70,315.  During the period from April 23, 2008 (date of inception) to August 31, 2008, Galaxies experienced a net loss in the amount of $19,776. The net loss was primarily attributable to general and administrative expenses experienced by Galaxies in the start-up and organization of its business operations.

Off Balance Sheet Arrangements

As of October 20, 2008 Galaxies did not have any off balance sheet arrangements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 20, 2008, the ownership of each executive officer and director of the Registrant, and of all executive officers and directors of the Registrant as a group, and of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Yan Tsang (1) 11/F, Tower A, Soho New Town, No. 88 Jianguo Road, Chaoyang District, Beijing China	21,636,272	70%
Common	Wilson Kin Cheung(1) Room 2213-14, 22/F, Jardine House, 1 Connaught Place, Central, Hong Kong	5,550,000	17.96%
Common	Ching Ming Andy Cheung Room 2213-14, 22/F, Jardine House, 1 Connaught Place, Central, Hong Kong	1,550,000	5.01%
Common	All Directors and executive officers (2 persons)	27,186,272	87.96%

(1)

The person listed is currently an officer, a director, or both, of the Company.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The respective positions and ages of the directors and executive officers of the Registrant and its subsidiaries, Galaxies and BSTL, as of October 20, 2008 are shown in the following tables.  Each director of the Registrant has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified.  Vacancies in the existing Board of Directors of the Registrant are filled by majority vote of the remaining Directors. There are no agreements or understandings for any officer or director to resign at the request of another person, and no officer or director is acting on behalf of or will act at the direction of any other person.

Super Luck, Inc.

Name	Age	Position Held and Tenure
Yan Tsang	52	Director, Chief Executive Officer, and Chief Financial Officer since October 2008
Wilson Kin Cheung	34	Director since August 10, 2005

Galaxies

Name	Age	Position Held and Tenure
Yan Tsang	52	Director, Chief Executive Officer, and Chief Financial Officer since April 2008

BSTL

Name	Age	Position Held and Tenure
Yan Tsang	52	Director, Chief Executive Officer, and Chief Financial Officer since September 2008

Biographical Information

Mr. Wilson Kin Cheung  Wilson Kin Cheung is 34 years old.  Mr. Wilson Kin Cheung is currently a director of the Registrant. Mr. Cheung has more than ten years of experience in the investment banking and corporate finance areas in Hong Kong markets. From July 2005 to the present, Mr. Cheung has been the managing director of Easterly Financial Investment Limited, a Hong Kong corporation, which provides financial advisory services in the Asia Pacific region. From April 2002 to July 2005, Mr. Cheung was a director of Apex Wealth Enterprises Limited, a BVI company (now known as China Security and Surveillance Technology, Inc.) whose business is to manufacture, distribute, install and service security and surveillance products and systems and to develop security and surveillance related software in China. Mr. Cheung was with First Asia Finance Group Limited from December 2001 to July 2005. Mr. Cheung holds a Bachelor of Business degree from the Swinburne University of Technology in Melbourne, Australia. He obtained an EMBA in the Chinese University of Hong Kong in 2006.

Mr. Cheung is currently an officer and director of three other companies which are reporting companies under the Securities Exchange Act of 1934: i) since December 2005, he has been the president and director of Market Data Consultants, Inc., a Delaware corporation which is in business of reselling a market data management software products; ii) since August, 2006, he has been the president and director of China Multimedia, Inc., a Nevada corporation established to provide web design solutions and introduce potential business opportunities to business partners; and iii) since October, 2007, he has been the president, treasurer and director of DNA Systems, Inc., a Nevada corporation established to provide event organizing services to business partners.

Mr. Yan Tsang  Yan Tsang is 52 years old. He has been the director and Chief Executive Officer and Chief Financial Officer of the Registrant since October 2008.  In addition to his work with the Registrant, Mr. Yan Tsang is also the director and chief executive officer of BSTL, and director of CHML.  He is responsible for the overall business planning and strategic development of both BSTL and CHML. He has been working in a pharmaceutical institution since the early 1980s. In the late 1980s, he was engaged in the international trading and investment of various projects. He participated in projects relating to the development of securities, property investment, entertainment and pharmaceutical products.

Family Relationships

There is no family relationship between our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our officers, directors, promoters or control persons has been involved in the past five (5) years in any of the following:

(1)

Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)

Any conviction in a criminal proceedings or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

Being found by a court of competent jurisdiction (in a civil action), the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities laws or commodities law, and the judgment has not been reversed, suspended, or vacated.

Directorships

In addition to serving as a director of Super Luck, Inc., Mr. Wilson Kin Cheung serves as a director of Market Data Consultants, Inc., China Multimedia, Inc., and DNA Systems, Inc.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Registrant’s officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission.  Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Registrant with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, the Registrant believes that, during the fiscal year ended

November 30, 2007, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Code of Ethics

The Registrant has not yet adopted a code of ethics.  The Registrant intends to adopt a code of ethics in the near future.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth executive compensation for fiscal years ended 2007 and 2006.

Summary Compensation Table

Change in
Pension
						Non-Equity	Value and
						Incentive	Non-qualified
				Stock	Option	Plan	Compensation	All other
Name and		Salary	Bonus	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	(#)	($)	($)	($)
Yan Tsang, CEO / CFO (since October 2008)	2007 2006	-- --	-- --	-- --	-- --	-- --	-- --	-- --	-- --
Wilson Kin Cheung CEO / CFO (until October 2008)	2007 2006	-- --	-- --	-- --	-- --	-- --	-- --	-- --	-- --

Employment Agreements

We have no written employment agreements with our officers and director and to date have not paid any compensation to our officers and director. We have no plans or packages providing for compensation of officers after resignation or retirement.

Stock Option Plans

The Registrant has not entered into any Stock Option Plans with any of its executive officers or directors.

Director Compensation

The Registrant’s directors are not paid any salary as compensation for services they provide as directors of the Registrant. Except as identified in the chart below, no additional amounts are payable to the Registrant's directors for committee participation or special assignments.

The following table sets forth the compensation of our directors for the fiscal year ended 2007:

Fees
	Earned			Non-Equity
	And			Incentive	Non-qualified
	Paid in	Stock	Option	Plan	Compensation	All other
Name and	Cash	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Wilson Kin Cheung	--	--	--	--	--	--	--
Karen Ka Wen Mo	--	--	--	--	--	--	--
Yan Tsang	--	--	--	--	--	--	--

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Mr Yan Tsang, our director, chief executive officer and chief financial officer and majority shareholder is also the sole director and a shareholder of CHML.  The Company has entered into both an IP Transfer Agreement and Sales and Production Authorization Agreement with CHML, both of which directly impact the Company’s business operations and may be deemed to be related transactions:

IP Transfer Agreement

As noted above, as a result of the Share Exchange, the Registrant now carries on the business of Galaxies’ subsidiary, BSTL as its sole line of business. BSTL is engaged in holding the intellectual property rights, production rights and sales rights of the AIDS Medication Capsule developed by CHML.  BSTL owns the intellectual property rights, production rights, and the sales rights to the AIDS Medication Capsule pursuant to an IP Transfer Agreement (the “IP Transfer Agreement”) dated September 16, 2008, by and between CHML and BSTL; a copy of the IP Transfer Agreement is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

Pursuant to the terms of the IP Transfer Agreement, on September 16, 2008, CHML transferred 100% of its ownership rights in the intellectual property, production rights, and sales rights related to the AIDS Medication Capsule to BSTL.  BSTL was not required to provide any services or pay any fees to CHML for the transfer of the intellectual property rights, production rights, and sales rights.  The IP Transfer Agreement, which is for an indefinite period, may be terminated by either party with fifteen (15) days prior written notice if the other party commits a material breach of the IP Transfer Agreement.

The foregoing description of the IP Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the IP Transfer Agreement, which is filed hereto as Exhibit 10.2, and incorporated herein by reference.

Sales and Production Authorization Agreement

On September 17, 2008, BSTL and CHML entered into a Sales and Production Authorization Agreement (the “Sales and Production Authorization Agreement”), pursuant to which BSTL transferred both the production and sales rights of the AIDS Medication Capsule back to CHML; a copy of the Sales and Production Authorization Agreement is attached hereto as Exhibit 10.3 and is hereby incorporated by reference.

Pursuant to the terms of the Sales and Production Authorization Agreement, BSTL transferred 100% of the production rights and 100% of the sales rights of the AIDS Medication Capsule to CHML.  CHML was not required to provide any services or pay any fees to BSTL for the transfer of the production and sales and rights; however, once CHML begins selling the AIDS Medication Capsule, CHML is required to pay BSTL 70% of the sales revenue that CHML generates through its sales of the AIDS Medication Capsule. Under the Sales and Production Authorization Agreement, CHML is solely responsible for the production costs associated with the sales of the AIDS Medication Capsule.  The Sales and Production Authorization Agreement may be terminated by either party with fifteen (15) days prior written notice if the other party commits a material breach of the Sales Transfer Agreement.

The foregoing description of the Sales and Production Authorization Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the IP Transfer Agreement, which is filed hereto as Exhibit 10.3, and incorporated herein by reference.

Aside from the foregoing, there were no material transactions, or series of similar transactions, during our Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which our Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the small business issuer’s total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Director Independence

The NASDAQ Stock Market has instituted director independence guidelines that have been adopted by the Securities & Exchange Commission.  These guidelines provide that a director is deemed “independent” only if the board of directors affirmatively determines that the director has no relationship with the company which, in the board’s opinion, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.  Significant stock ownership will not, by itself, preclude a board finding of independence.

For NASDAQ Stock Market listed companies, the director independence rules list six types of disqualifying relationships that preclude an independence filing.  The Company’s board of directors may not find independent a director who:

1.

is an employee of the company or any parent or subsidiary of the company;

2.

accepts, or who has a family member who accepts, more than $60,000 per year in payments from the company or any parent or subsidiary of the company other than (a) payments from board or committee services; (b) payments arising solely from investments in the company’s securities; (c) compensation paid to a family member who is a non-executive employee of the company’ (d) benefits under a tax qualified retirement plan or non-discretionary compensation; or (e) loans to directors and executive officers permitted under Section 13(k) of the Exchange Act;

3.

is a family member of an individual who is employed as an executive officer by the company or any parent or subsidiary of the company;

4.

is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the company’s securities or (b) payments under non-discretionary charitable contribution matching programs;

5.

is employed, or who has a family member who is employed, as an executive officer of another company whose compensation committee includes any executive officer of the listed company; or

6.

is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit.

Based upon the foregoing criteria, our Board of Directors has determined that Yan Tseng is not an independent director under these rules as he is employed by the Registrant as its Chief Executive Officer and Chief Financial Officer.

LEGAL PROCEEDINGS

The Registrant is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated. No director, officer or affiliate of the Registrant, and no owner of record or beneficial owner of more than 5.0% of the securities of the Registrant, or any associate of any such director, officer or security holder is a party adverse to the Registrant or has a material interest adverse to the Registrant in reference to pending litigation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information The Registrant’s shares trade on the OTCBB under the symbol “SULU.”  Very limited trading activity has occurred during the past one year with our common stock; therefore, only limited historical price information is available.  The following table sets forth the high and low bid prices of our common stock for the last two fiscal years and subsequent interim periods, as reported by the National Quotation Bureau and represents inter dealer quotations, without retail mark-up, mark-down or commission and may not be reflective of actual transactions:

	(U.S. $)

2007	HIGH	LOW
Quarter Ended February 28	N/A	N/A
Quarter Ended May 31	N/A	N/A
Quarter Ended August 31	N/A	N/A
Quarter Ended November 31	N/A	N/A

2008	HIGH	LOW
Quarter Ended February 28	$4.00	$4.00
Quarter Ended May 31	$4.50	$4.00
Quarter Ended August 31	$4.50	$4.50

Holders As of October 20, 2008 there were 30,908,960 shares of common stock issued and outstanding and approximately 53 shareholders of record.

Dividends The Registrant has not declared or paid any cash dividends on its common stock during the period from inception to August 31, 2008.  There are no restrictions on the common stock that limit our ability of us to pay dividends if declared by the Board of Directors.  The holders of common stock are entitled to receive dividends when and if declared by the Board of Directors, out of funds legally available therefore and to share pro-rata in any distribution to the stockholders. Generally, the Registrant is not able to pay dividends if after payment of the dividends, it would be unable to pay its liabilities as they become due or if the value of the Registrant’s assets, after payment of the liabilities, is less than the aggregate of the Registrant’s liabilities and stated capital of all classes.

RECENT SALES OF UNREGISTERED SECURITIES

On October 20, 2008 pursuant to the closing of the Agreement for Share Exchange dated October 20, 2008, by and between the Registrant, Galaxies and the Shareholders of Galaxies, the Registrant issued 21,636,272 shares of common stock.  As set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, in return for the issuance of 21,636,272 shares of its common stock, the Registrant received all of the issued and outstanding common stock of Galaxies, thereby making Galaxies and its wholly-owned subsidiary BSTL, wholly-owned subsidiaries of the Registrant.  For the above share issuances the shares were not registered under the Securities Act in reliance upon the exemption from registration provided in Regulation S of the Securities Act. No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuances.

DESCRIPTION OF SECURITIES

The Registrant is authorized to issue 100,000,000 shares of common stock.  Prior to the closing of the Share Exchange on October 20, 2008, there were 9,272,688 shares of common stock issued and outstanding.  Subsequent to the closing of the Share Exchange on October 20, 2008, there were 30,908,960 shares of common stock issued and outstanding.

Common Stock

The holders of common stock are entitled to one vote per share. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds.  However, the current policy of the board of directors is to retain earnings, if any, for operations and growth.  Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution.  The holders of common stock have no preemptive, subscription, redemption or conversion rights.  The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to Sections 78.7502 and 78.751 of the Nevada Revised Statutes, the Company’s Articles of Incorporation and Bylaws include provisions requiring the Company to provide indemnification for officers, directors, and other persons.  The following describes the terms of the indemnification:

(a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

(b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)  To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

(d)  Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e)  Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f)  The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

(g)  The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

We have had no changes in or disagreements with our accountants required to be disclosed pursuant to Item 304 of Regulation S-K.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Exchange Agreement, in conjunction with the closing of the Share Exchange on October 20, 2008, Karen Ka Wen Mo resigned as a director of the Registrant and Wilson Kin Cheung resigned as Chief Executive Officer and Chief Financial Officer of the Registrant and Yan Tsang, was appointed as a director, Chief Executive Officer and Chief Financial Officer of the Registrant. Wilson Kin Cheung will remain as a director of the Registrant. Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

See Item 2.01 above relating to the share exchange with Galaxies. As a result of the share exchange, the Registrant ceased to be a shell company.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the reverse merger with Lawford as described in Item 2.01. As a result of the reverse merger, the Registrant has acquired a subsidiary that possesses an operating business. Consequently, the Registrant believes that the reverse merger has caused it to cease to be a shell company. For information about the merger transactions, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K, which information is incorporated hereunder by this reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

 In accordance with Item 9.01(a), Galaxies River Limited’s audited financial statements for the period from April 23, 2008 (date of inception) to August 31, 2008 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), the Registrant’s pro forma financial statements as of August 31, 2008 are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description
2.1

Share Exchange Agreement dated October 20, 2008 by and between Super Luck, Galaxies, and the Shareholder of Galaxies, incorporated by reference from Form 8-K filed with the Securities and Exchange Commission on October 20, 2008.

3.1	Original Articles of Incorporation, incorporated by reference from exhibit to Form 10-SB filed with the Securities and Exchange Commission on February 22, 2006.
3.2	By-laws of Super Luck, Inc. incorporated by reference from exhibit to Form 10-SB filed with the Securities and Exchange Commission on February 22, 2006.
10.2	IP Transfer Agreement, dated September 16, 2008 by and between CHML and BSTL.
10.3	Sales and Production Authorization Agreement dated September 17, 2008 by and between CHML and BSTL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Super Luck, Inc. (Registrant)

Date: October 23, 2008	/s/ Yan Tsang, Chief Executive Officer